Filed Pursuant to Rule 497(c)
Registration Nos. 333-123998 and 811-21749

The investment objective of each Fund is long-term capital appreciation

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PROSPECTUS

OCTOBER 28, 2008

CRM SMALL CAP VALUE FUND

CRM SMALL/MID CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM LARGE CAP OPPORTUNITY FUND

CRM ALL CAP VALUE FUND

CRM 130/30 VALUE FUND

Institutional Shares

INVESTMENT OBJECTIVES

OF THE FUNDS

The CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund*, CRM All Cap Value Fund and CRM 130/30 Value Fund (the “Funds”) each seek to achieve long-term capital appreciation. Each Fund may change its objective without shareholder approval. There is no guarantee that a Fund will achieve its investment objective. The Funds will provide written notice at least 60 days prior to implementing any change in a Fund’s investment objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

The Small Cap Value Fund, under normal circumstances, invests at least 80% of its assets in a diversified portfolio of equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase similar to those in the Russell 2000 Value Index (“small cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization range of the Russell 2000 Value Index changes constantly, and as a result, the capitalization of small cap companies in which the Small Cap Value Fund will invest will also change. As of September 30, 2008, the market capitalization range of the Russell 2000 Value Index was from approximately $28 million to $3.8 billion.

The Small/Mid Cap Value Fund, under normal circumstances, invests at least 80% of its assets in a diversified portfolio of equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase similar to those in the Russell 2500 Value Index or in the S&P Mid Cap 400/Citigroup Value Index (together, “small/mid cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization ranges of the Russell 2500 Value Index and/or the S&P Mid Cap 400/Citigroup Value Index change constantly, and as a result, the capitalization of small/mid cap companies in which the Small/Mid Cap Value Fund will invest will also change. As of September 30, 2008, the market capitalization range of the Russell 2500 Value Index was from approximately $28 million to $6.8 billion, and the market capitalization range of the S&P Mid Cap 400/Citigroup Value Index was from approximately $29 million to $16.2 billion.

The Mid Cap Value Fund, under normal circumstances, invests at least 80% of its assets in a diversified portfolio of equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase similar to those in the Russell Midcap Value Index (“mid cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization range of the Russell Midcap Value Index changes constantly, and as a result, the capitalization of mid cap companies in which the Mid Cap Value Fund will invest will also change. As of September 30, 2008, the market capitalization range of the Russell Midcap Value Index was from approximately $45 million to $16.8 billion.

*	Prior to October 26, 2007, CRM Large Cap Opportunity Fund was known as CRM Mid/Large Cap Value Fund.

The Large Cap Opportunity Fund, under normal circumstances, invests at least 80% of its assets in a diversified portfolio of equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase similar to those in the Russell 1000 Value Index (“large cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization range of the Russell 1000 Value Index changes constantly, and as a result, the capitalization of large cap companies in which the Large Cap Opportunity Fund will invest will also change. As of September 30, 2008, the market capitalization range of the Russell 1000 Value Index was from approximately $45 million to $410 billion.

The All Cap Value Fund, under normal circumstances, invests at least 80% of its assets in a diversified portfolio of equity and equity related securities of U.S. and non-U.S. companies that are publicly traded on a U.S. securities market. There are no limits on the market capitalizations of the companies in which the All Cap Value Fund may invest.

The 130/30 Value Fund, under normal circumstances, invests at least 80% of its assets in a diversified portfolio of equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase similar to those in the Russell 1000 Index that are publicly traded on a U.S. securities market.

The 130/30 Value Fund will hold long equity securities that Cramer Rosenthal McGlynn, LLC (“CRM” or the “Adviser”), the Funds’ investment adviser, has identified as undervalued and take short positions in equity securities that the Adviser has identified as overvalued or poised for underperformance. The Adviser believes that a long/short strategy will enable the Fund to reflect the Adviser’s positive and negative views on individual stocks and to seek higher performance. In rising markets, the Fund expects that the long positions will appreciate to a greater extent than the short positions, and in declining markets, the short positions will gain in value relative to the long positions. However, there can be no guarantee that this result will be achieved.

The market capitalization range of the Russell 1000 Index changes constantly, and as a result, the capitalization of companies in which the Fund will invest will also change. As of September 30, 2008, the market capitalization range of the Russell 1000 Index was from approximately $45 million to $410 billion.

The 130/30 Value Fund intends to maintain an approximate net 100% long exposure (long market value minus short market value) to the equity market. The 130/30 Value Fund will normally seek to hold long positions in equity and equity related securities equal in value to approximately 130% of the Fund’s net assets and short positions equal in value to approximately 30% of the Fund’s net assets. However, these ratios may vary due to a number of factors, including the relative performance of the 130/30 Value Fund’s long and short positions and the availability of attractive investment opportunities.

When the 130/30 Value Fund takes a long position, it purchases the stock outright. When the 130/30 Value Fund takes a short position, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the 130/30 Value Fund subsequently buys back the same stock in the market and returns it to the lender. The 130/30 Value Fund makes money on a short position if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the 130/30 Value Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money invested.

When the 130/30 Value Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the 130/30 Value Fund’s obligation to cover the short position. However, the 130/30 Value Fund is expected to use the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the 130/30 Value Fund does this, it is required to pledge replacement securities as collateral for the broker. The Fund may use securities it owns to meet any such collateral obligations.

Generally, the 130/30 Value Fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or a custodian, the 130/30 Value Fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.

Alternatively, the 130/30 Value Fund may borrow money from banks and using the proceeds to purchase additional securities to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”).

For purposes of the 80% investment policy for each Fund, equity and equity related securities include:

•	common and preferred stocks;

•

securities convertible into common stock (such as convertible preferred stock and convertible bonds) that are rated, at the time of initial purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s Investor Services Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) or if unrated, are determined by the Adviser to be of comparable quality; and

•	warrants on common stock.

In applying this 80% investment policy, the assets of the 130/30 Value Fund include both long and short positions and 130/30 Value Fund borrowings.

Value Investing. Each Fund pursues a value strategy. CRM seeks to identify changes that are material to a company’s operations, outlook and prospects. CRM is attracted to companies that it believes will look different tomorrow—operationally, financially, managerially—when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being “neglected by investors” and undervalued relative to its future prospects and peer companies. CRM believes that, over time, the marketplace will recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution and regulatory change.

The Adviser’s Process. CRM identifies change from a variety of both qualitative and quantitative sources. These sources include the extensive use of CRM’s proprietary database of analysis and information, as well as news services and event driven information, and a screening process which uses various criteria, including neglect (where CRM seeks to identify companies whose future earnings or cash flow will surpass more modest market expectations) and valuation relationships (where CRM seeks to identify companies that are under-earning their potential with margins that are below their previous highs or those of peer companies). “Connecting the Dots” research involves companies within the same and different industries that might be affected by similar positive changes or developments. For example, when CRM identifies a business trend that affects one company, it may seek to identify other companies affected by the same trend. CRM’s ideas are generated internally with significant interaction among the members of CRM’s portfolio management teams. Members of CRM’s portfolio management teams regularly meet with representatives for companies both around the country and globally, and in a typical year they annually attend more than 500 company/management meetings.

Once change is identified, CRM evaluates a company on several levels by analyzing:

•	financial models based principally upon projected cash flows;

•	the price of a company’s stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

•	the extent of management’s ownership interest in a company; and

•	a company’s market position by corroborating CRM’s observations and assumptions through meetings with the company’s management, customers and suppliers.

CRM also evaluates the degree of recognition of a company by Wall Street by monitoring the number of sell side analysts who closely follow a company and the nature of its shareholder base.

An important function of CRM’s investment process is to set a price target at which the stock will be sold (and, in the case of the 130/30 Value Fund, a short position will be closed out), provided that there has been no fundamental change in the investment case. CRM constantly monitors the portfolio companies held by the Funds to determine if the stocks continue to act in accordance with CRM’s initial assessment. A stock may be sold when its fundamentals deteriorate or when the identified change is not having the expected impact on earnings and cash flow. A short position for the 130/30 Value Fund may be closed out when a company’s fundamentals improve or expected underperformance fails to occur.

Each Fund also may use other strategies and engage in other investment practices described below and in the Funds’ Statement of Additional Information (“SAI”).

PRINCIPAL INVESTMENT RISKS OF THE FUNDS

It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or that the stocks that a Fund buys will increase in value. The Funds are subject to the following principal investment risks:

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition, and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. CRM may be incorrect when it decides that some stocks are undervalued by the market.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Funds may be more volatile because they invest in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Short Sales Risk. (130/30 Value Fund Only) Short sales involve significant risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow securities that it needs to take a short position or purchase securities needed to close out a short position at an acceptable price. Also, the lender of a security that the Fund has sold short may terminate the loan at a time when the Fund is unable to borrow the same security from another lender. In that case, the Fund would need to purchase a replacement security at the then current market price or pay the lender the cost of purchasing the security.

Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited because there is no limit on any such increases in value. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Short positions involve significant transaction costs. The Fund’s obligation to provide collateral securing its short positions may limit its investment flexibility.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short selling certain securities and reporting requirements. The Fund’s ability to execute a short selling strategy may be materially adversely impacted by temporary and/or new permanent rules, interpretations, prohibitions, and restrictions adopted by the Securities and Exchange Commission (“SEC”) or other governmental authorities and/or self-regulatory organizations in response to these adverse market events.

Borrowing or Leverage Risk. (130/30 Value Fund Only) Leverage occurs when a fund increases its assets available for investment using borrowings or similar transactions. Since short sales involve borrowing securities and then selling them, the 130/30 Value Fund’s short sales will effectively leverage the Fund’s assets. Borrowing and other transactions used for leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Leverage thus creates the potential for greater gains, but also greater losses. To repay such obligations, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There are also costs associated with engaging in leverage, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The Fund cannot guarantee that its leveraging strategy will be successful. Short selling also involves credit exposure to brokers that execute the short sale. The Fund could suffer a loss of its assets posted as collateral for short sales, or there could be a significant delay in the Fund having access to those assets, if a broker executing short sales becomes insolvent.

Risks of Foreign Investments. Each Fund may invest in foreign securities. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, currency exchange controls and political or social instability. The Funds could also lose money if the currency in which a foreign security is priced declines in value relative to the U.S. dollar. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Foreign markets may offer less protection to investors. Enforcing legal rights in some foreign countries may be difficult, costly and slow.

Portfolio Turnover Risk. Each Fund may actively trade portfolio securities to achieve its principal investment strategies. Consequently, a Fund’s portfolio turnover rate may exceed 100% per year. To the extent that a Fund’s strategies lead it to buy and sell securities more actively than other mutual funds, the Fund could have higher expenses, including increased brokerage commission costs, which reduce shareholder returns. A high portfolio turnover rate also may expose shareholders to higher taxable distributions.

Additional Risks. The Funds are also subject to other risks, some of which are described below under “Additional Information on Investment Risks.”

PERFORMANCE INFORMATION,

FEE TABLES AND EXAMPLES

SMALL CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Small Cap Value Fund’s Institutional Shares by showing changes in the performance of the Fund’s Institutional Shares from calendar year to calendar year and by showing how the average annual total returns of the Fund’s Institutional Shares for one and five years and since inception, both before and after taxes, compare with those of the Russell 2000 Value Index and the Russell 2000 Index, two broad based measures of market performance. This performance information includes performance of the Fund’s predecessors, the CRM Small Cap Value Fund (a series of WT Mutual Fund), for periods from November 1, 1999 through September 30, 2005 and the CRM Funds—Small Cap Value Fund, for periods prior to November 1, 1999. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

27.38%	(19.28)%
For the quarter ended June 30, 2003	For the quarter ended September 30, 2002

SMALL CAP VALUE FUND

INSTITUTIONAL SHARES

Average Annual Total Returns as of December 31, 2007	1 Year	5 Years(1)	Since Inception (January 28, 1998)(1)
Before Taxes	(3.12)%	16.65%	10.36%
After Taxes on Distributions(2)	(6.29)%	14.23%	8.71%
After Taxes on Distributions and Sale of Shares(2)	0.14%	13.86%	8.50%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)(3)	(9.78)%	15.80%	9.47%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)(4)	(1.57)%	16.25%	7.50%

(1)	For periods from November 1, 1999 through September 30, 2005, performance is based upon the performance of CRM Small Cap Value Fund (a series of WT Mutual Fund) and for periods prior to November 1, 1999, the CRM Funds—Small Cap Value Fund.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	The Russell 2000 Value Index is the Fund’s benchmark. The Russell 2000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.
(4)	The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

SMALL CAP VALUE FUND

FEE TABLE

This table sets forth the fees and expenses you will pay if you invest in Institutional Shares of the Small Cap Value Fund.

INSTITUTIONAL SHARES

Management Fees(1)	0.75%
Distribution (12b-1) fees	None
Other expenses(2)	0.11%

Total Annual Operating Expenses(3)	0.86%

(1)	The Fund has a management fee payable in accordance with the following fee schedule: 0.75% on net assets up to and including $1 billion; 0.70% on net assets over $1 billion and up to and including $2 billion; and 0.65% on net assets over $2 billion.
(2)	Other expenses include costs of administration, custody, accounting, sub-transfer agent and recordkeeping services, line of credit commitment fees and similar expenses.
(3)	CRM has a contractual obligation to waive a portion of its fees through November 1, 2010 and to assume certain expenses of the Institutional Shares of the Fund to the extent that the total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.25% of average net assets.

EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Shares of the Small Cap Value Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	the Fund’s total operating expenses are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

Small Cap Value Fund	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$88	$274	$477	$1,061

SMALL/MID CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Small/Mid Cap Value Fund’s Institutional Shares by showing changes in the performance of the Fund’s Institutional Shares from calendar year to calendar year and by showing how the average annual total returns of the Fund’s Institutional Shares for one year and since inception, both before and after taxes, compare with those of the Russell 2500 Value Index and Russell 2500 Index, two broad based measures of market performance. This performance information includes performance of the Fund’s predecessor, a series of WT Mutual Fund with the same name, for periods from September 1, 2004 (commencement of operations) through September 30, 2005. Total returns would have been lower had certain fees and expenses not been waived. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

9.66%	(4.65)%
For the quarter ended March 31, 2006	For the quarter ended December 31, 2007

SMALL/MIDCAP VALUE FUND

INSTITUTIONAL SHARES

Average Annual Total Returns as of December 31, 2007	1 Year	Since Inception (September 1, 2004)(1)
Before Taxes	8.49%	15.41%
After Taxes on Distributions(2)	6.68%	14.24%
After Taxes on Distributions and Sale of Shares(2)	6.10%	12.85%
Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes)(3)	(7.27)%	10.80%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)(4)	1.38%	13.13%

(1)	For periods from September 1, 2004 through September 30, 2005, performance is based upon the performance of CRM Small/Mid Cap Value Fund (a series of WT Mutual Fund).
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	The Russell 2500 Value Index is the Fund’s benchmark. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.
(4)	The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

SMALL/MID CAP VALUE FUND

FEE TABLE

This table sets forth the fees and expenses you will pay if you invest in Institutional Shares of the Small/Mid Cap Value Fund.

INSTITUTIONAL SHARES

Management Fees(1)	0.75%
Distribution (12b-1) fees	None
Other expenses(2)	0.24%

Total Annual Operating Expenses(3)	0.99%

(1)	The Fund has a management fee payable in accordance with the following fee schedule: 0.75% on net assets up to and including $1 billion; 0.70% on net assets over $1 billion and up to and including $2 billion; and 0.65% on net assets over $2 billion.
(2)	Other expenses include costs of administration, custody, accounting, sub-transfer agent and recordkeeping services, line of credit commitment fees and similar expenses.
(3)	CRM has a contractual obligation to waive a portion of its fees through November 1, 2009 and to assume certain expenses of the Institutional Shares of the Fund to the extent that the total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.25% of average net assets.

EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Shares of the Small/Mid Cap Value Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	the Fund’s total operating expenses are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

Small/Mid Cap Value Fund	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$101	$315	$547	$1,213

MID CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Mid Cap Value Fund’s Institutional Shares by showing changes in the performance of the Fund’s Institutional Shares from calendar year to calendar year and by showing how the average annual total returns of the Fund’s Institutional Shares for one and five years and since inception, both before and after taxes, compare with those of the Russell Midcap Value Index and the Russell Midcap Index, two broad based measures of market performance. This performance information includes performance of the Fund’s predecessors, the CRM Mid Cap Value Fund (a series of WT Mutual Fund) for periods from November 1, 1999 through September 30, 2005 and the CRM Funds—Mid Cap Value Fund, for periods prior to November 1, 1999. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

24.87%	(16.68)%
For the quarter ended December 31, 2001	For the quarter ended September 30, 2002

MID CAP VALUE FUND

INSTITUTIONAL SHARES

Average Annual Total Returns as of December 31, 2007	1 Year	5 Years(1)	Since Inception (January 6, 1998)(1)
Before Taxes	10.43%	19.92%	15.69%
After Taxes on Distributions(2)	7.52%	18.58%	14.53%
After Taxes on Distributions and Sale of Shares(2)	7.73%	17.09%	13.56%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)(3)	(1.42)%	17.92%	10.23%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)(4)	5.60%	18.21%	9.97%

(1)	For periods from November 1, 1999 through September 30, 2005, performance is based upon the performance of the CRM Mid Cap Value Fund (a series of WT Mutual Fund) and for periods prior to November 1, 1999, the CRM Funds—Mid Cap Value Fund.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	The Russell Midcap Value Index is the Fund’s benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.
(4)	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

MID CAP VALUE FUND

FEE TABLE

This table sets forth the fees and expenses you will pay if you invest in Institutional Shares of the Mid Cap Value Fund.

INSTITUTIONAL SHARES

Management Fees(1)	0.68%
Distribution (12b-1) Fees	None
Other Expenses(2)	0.13%

Total Annual Operating Expenses(3)	0.81%

(1)	The Fund has a management fee payable in accordance with the following fee schedule: 0.75% on net assets up to and including $1 billion; 0.70% on net assets over $1 billion and up to and including $2 billion; and 0.65% on net assets over $2 billion.
(2)	Other expenses include costs of administration, custody, accounting, sub-transfer agent and recordkeeping services, line of credit commitment fees and similar expenses.
(3)	CRM has a contractual obligation to waive a portion of its fees through November 1, 2010 and to assume certain expenses of the Institutional Shares of the Fund to the extent that the total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.25% of average net assets.

EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Shares of the Mid Cap Value Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	the Fund’s total operating expenses are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

Mid Cap Value Fund	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$83	$259	$450	$1,002

LARGE CAP OPPORTUNITY FUND*

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Large Cap Opportunity Fund’s Institutional Shares by showing changes in the performance of the Fund’s Institutional Shares from calendar year to calendar year and by showing how the average annual total returns of the Fund’s Institutional Shares for one year and since inception, both before and after taxes, compare with those of the Russell 1000 Value Index and the Russell 1000 Index, two broad-based measures of market performance. Total returns would have been lower had certain fees and expenses not been waived. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

7.30%	(2.24)%
For the quarter ended March 31, 2006	For the quarter ended December 31, 2007

*	Prior to October 26, 2007, CRM Large Cap Opportunity Fund was known as CRM Mid/Large Cap Value Fund.

LARGE CAP OPPORTUNITY FUND

INSTITUTIONAL SHARES

Average Annual Total Returns as of December 31, 2007	1 Year	Since Inception (December 1, 2005)
Before Taxes	7.80%	11.76%
After Taxes on Distributions(1)	5.76%	10.63%
After Taxes on Distributions and Sale of Shares(1)	5.39%	9.51%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)(2)	(0.17)%	10.35%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)(3)	5.77%	10.14%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	The Russell 1000 Value Index is the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.
(3)	The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

LARGE CAP OPPORTUNITY FUND

FEE TABLE

This table sets forth the fees and expenses you will pay if you invest in Institutional Shares of the Large Cap Opportunity Fund.

INSTITUTIONAL SHARES

Management Fees(1)	0.75%
Distribution (12b-1) fees	None
Other expenses(2)	0.57%

Total Annual Operating Expenses(3)	1.32%
Fee Waiver(3)	(0.07)%

Net Expenses(3)(4)	1.25%

(1)	The Fund has a management fee payable in accordance with the following fee schedule: 0.75% on net assets up to and including $1 billion; 0.70% on net assets over $1 billion and up to and including $2 billion; and 0.65% on net assets over $2 billion.
(2)	Other expenses include costs of administration, custody, accounting, sub-transfer agent and recordkeeping services, line of credit commitment fees and similar expenses.
(3)	CRM has a contractual obligation to waive a portion of its fees through November 1, 2010 and to assume certain expenses of the Institutional Shares of the Fund to the extent that the total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.25% of average net assets.
(4)	From time to time, CRM may agree to waive its fees to lower annual operating expenses beyond the ones contractually agreed upon. CRM has voluntarily agreed to cap annual operating expenses of the Institutional Shares of the Fund to the extent they exceed 1.15% of average net assets. This voluntary cap may be increased or terminated at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Shares of the Large Cap Opportunity Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

Large Cap Opportunity Fund	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$127	$404	$710	$1,578

ALL CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the All Cap Value Fund’s Institutional Shares by showing changes in the performance of the Fund’s Institutional Shares from calendar year to calendar year and by showing how the average annual total returns of the Fund’s Institutional Shares for one year and since inception, both before and after taxes, compare with those of the Russell 3000 Value Index and the Russell 3000 Index, two broad-based measures of market performance. Total returns would have been lower had certain fees and expenses not been waived. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

7.84%	(4.62)%
For the quarter ended June 30, 2007	For the quarter ended December 31, 2007

ALL CAP VALUE FUND

INSTITUTIONAL SHARES

Average Annual Total Returns as of December 31, 2007	1 Year	Since Inception (October 24, 2006)
Before Taxes	4.29%	6.24%
After Taxes on Distributions(1)	3.48%	5.51%
After Taxes on Distributions and Sale of Shares(1)	2.82%	4.91%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)(2)	(1.01)%	3.11%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)(3)	5.14%	7.42%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	The Russell 3000 Value Index is the Fund’s benchmark. The Russell 3000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.
(3)	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

ALL CAP VALUE FUND

FEE TABLE

This table sets forth the fees and expenses you will pay if you invest in Institutional Shares of the All Cap Value Fund.

INSTITUTIONAL SHARES

Management Fees(1)	0.95%
Distribution (12b-1) fees	None
Other expenses(2)	2.83%

Total Annual Operating Expenses(3)	3.78%
Fee Waiver(3)	(2.53)%

Net Expenses(3)	1.25%

(1)	The Fund has a management fee payable in accordance with the following fee schedule: 0.95% on net assets up to and including $1 billion; 0.90% on net assets over $1 billion and up to and including $2 billion; and 0.85% on net assets over $2 billion.
(2)	Other expenses include costs of administration, custody, accounting, sub-transfer agent and recordkeeping services, line of credit commitment fees and similar expenses.
(3)	CRM has a contractual obligation to waive a portion of its fees through November 1, 2010 and to assume certain expenses of the Institutional Shares of the Fund to the extent that the total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.25% of average net assets.

EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Shares of the All Cap Value Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

All Cap Value Fund	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$127	$669	$1,503	$3,678

130/30 VALUE FUND

PERFORMANCE INFORMATION

The Institutional Shares of the 130/30 Value Fund commenced operations on December 31, 2007. Therefore, because the Fund does not yet have performance information for a full calendar year, information on the Fund’s performance is not included in this section.

130/30 VALUE FUND

FEE TABLE

This table sets forth the fees and expenses you will pay if you invest in Institutional Shares of the 130/30 Value Fund.

INSTITUTIONAL SHARES

Management Fees	1.25%
Distribution (12b-1) Fees	None
Other Expenses(1)
Dividend Expense on Securities Sold Short(2)	0.48%
Interest Expense on Borrowings	0.85%
Remainder of Other Expenses	2.53%

Total Other Expenses	3.86%

Total Annual Operating Expenses(3)	5.11%

Total Annual Operating Expenses Excluding Interest Expense on Borrowing	4.26%
Fee Waiver(3)	(2.51)%

Total Net Annual Operating Expenses Excluding Interest Expense on Borrowings(3)	1.75%

Interest Expense on Borrowings(3)	0.85%
Total Net Annual Operating Expenses(3)	2.60%

(1)	Other expenses include costs of administration, custody, accounting, sub-transfer agent and record keeping services, line of credit commitment fees and similar expenses.
(2)

This expense reflects dividends paid to the lenders of borrowed securities to compensate them for dividends they would have received had they not loaned the securities. These payments will vary depending on whether the securities the Fund sells short pay dividends and the amount of those dividends.

(3)

CRM has a contractual obligation to waive a portion of its fees through November 1, 2010 and to assume certain expenses of the Institutional Shares of the Fund to the extent that the total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.75% of average net assets.

EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Shares of the 130/30 Value Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

130/30 Value Fund	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$263	$1,068	$2,137	$4,800

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES

The Funds’ investment objectives and their principal investment strategies and risks are summarized at the beginning of this prospectus. These are the strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve the Funds’ investment objectives. More information on investment strategies and risks appears in this section. A Fund may also use strategies and invest in securities that are not described below but which are described in the Funds’ SAI. The Adviser may decide, as a matter of investment strategy, not to use the investment and investment techniques described below and in the SAI at any particular time. Also note that there are many other factors that could adversely affect your investment and that could prevent the Funds from achieving their goals, which are not described here.

Convertible Securities. Under normal circumstances, each Fund invests at least 80% of its assets in equity and equity related securities. Equity and equity related securities include convertible securities that are rated, at the time of purchase, in one of the three highest rating categories by a NRSRO, such as Moody’s or S&P, or, if unrated, are determined by CRM to be of comparable quality.

Debt Securities. Under normal circumstances, each Fund may invest up to 20% of its assets in debt securities that are rated in one of the three highest categories by a NRSRO such as Moody’s or S&P, or, if unrated, are determined by CRM to be of comparable quality. Each Fund may invest in debt securities of any maturity.

Derivatives. Each Fund may also invest in derivative contracts, such as options on securities and securities indices. However, each Fund except the 130/30 Value Fund has adopted a fundamental policy under which it may not commit nor expose more than 15% of its total assets to derivative strategies.

Restricted Securities. Although each Fund usually invests in securities listed on securities exchanges, it may also purchase securities that are not registered for sale to the general public, or to a limited extent, securities that are not readily marketable. Each Fund may invest up to 15% of its net assets in illiquid securities.

Exchange Traded Funds. Subject to applicable statutory and regulatory limits, each Fund may invest in securities of exchange traded funds (“ETFs”) which are registered investment companies that are listed on securities exchanges. These limitations currently provide, in part, that each Fund may not purchase shares of an ETF if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the ETF, (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the ETF or (c) more than 10% of the Fund’s total assets would be invested in ETFs and other investment companies.

Defensive Investing. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the three highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Funds will be unable to achieve their investment objectives.

Securities Lending. Each Fund, except the 130/30 Value Fund, may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically consisting of money market mutual funds and other money market instruments, which the Fund will invest during the term of the loan. The Fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is subject to additional risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral posted by the borrower, and the risk that the Fund is unable to recall a security in time to exercise valuable rights or sell the security.

Money Market Investments. To meet redemptions and when waiting to invest cash receipts, the Funds may invest in short-term investment grade bonds, money market mutual funds and other money market instruments. As noted above, each Fund may also hold collateral in connection with the loan of portfolio securities consisting of money market mutual funds and other money market instruments.

Portfolio Turnover. Each Fund’s investment objective is to seek to achieve long-term capital appreciation and the Funds do not purchase securities with the intention of engaging in short-term trading. A Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Adviser (and, in the case of the 130/30 Value Fund, close out a short position), regardless of the length of the holding period. Frequent trading involves higher securities transaction costs, which may adversely affect a Fund’s performance. To the extent that this policy results in the realization of gains on investments, a Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.

ADDITIONAL INFORMATION ON INVESTMENT RISKS

Risks of Debt Securities. Debt securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will decline as a result of changes in market rates of interest). Interest rate risk will generally affect the price of a debt security more if the security has a longer maturity. These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity.

Risks of Convertible Securities. Convertible securities, such as convertible preferred stock and convertible bonds, are subject to the market risks of stocks as well as the credit and interest rate risks of debt securities.

Liquidity Risk. Restricted securities and thinly traded securities may be difficult or impossible to sell at the time and the price that a Fund would like.

Risks of Derivatives. A Fund’s use of derivative contracts, such as options on securities and securities indices, may be risky. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivatives can have a big impact on a Fund’s stock and index exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Adviser. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets, and derivative counterparties may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

Risk of ETFs. The return on investments in ETFs will be reduced by the operating expenses, including investment advisory fees, of the ETFs, and will be further reduced by the expenses of a Fund, including advisory fees payable by the Fund. As such, there is a layering of fees and expenses.

Risks of Money Market Investments. A Fund’s investments in money market mutual funds and other money market instruments and the investment of cash collateral in connection with the loan of portfolio securities are subject to credit and interest rate risks.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is contained in the SAI.

MANAGEMENT OF THE FUNDS

MANAGEMENT OF THE FUNDS

The Board of Trustees of the CRM Mutual Fund Trust has oversight responsibility of the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by each Fund and its shareholders.

ADVISER

Cramer Rosenthal McGlynn, LLC, 520 Madison Avenue, 20th Floor, New York, New York 10022, serves as the investment adviser to each Fund. As a Fund’s investment adviser, CRM has the overall responsibility for directing the Fund’s investments. CRM and its predecessors have managed equity investments for mutual funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and have been in business for more than thirty years. CRM has advised the CRM Funds and their predecessors since each Fund’s inception. As of June 30, 2008, CRM had over $11 billion of assets under management.

For the fiscal year ended June 30, 2008, CRM received investment advisory fees of 0.75% as a percentage of average daily net assets for the management of the Small Cap Value Fund.

For the fiscal year ended June 30, 2008, CRM received investment advisory fees of 0.75% as a percentage of average daily net assets for the management of the Small/Mid Cap Value Fund.

For the fiscal year ended June 30, 2008, CRM received investment advisory fees of 0.68% as a percentage of average daily net assets for the management of the Mid Cap Value Fund.

For the fiscal year ended June 30, 2008, CRM received, after waivers, investment advisory fees of 0.58% as a percentage of average daily net assets for the management of the Large Cap Opportunity Fund.

For the fiscal year ended June 30, 2008, after waivers, CRM did not receive an investment advisory fee for the management of the All Cap Value Fund.

The 130/30 Value Fund pays a monthly advisory fee to CRM at the annual rate of 1.25% of the Fund’s average daily net assets. For the fiscal period ended June 30, 2008, after waivers, CRM did not receive an investment advisory fee for the management of the 130/30 Value Fund.

CRM may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from the Fund. These payments may be made to compensate the recipient for marketing support services and/or shareholder service activities.

A discussion regarding the basis of the Board of Trustees’ approval of the Funds’ management agreement is available in the Funds’ Annual Report for the fiscal year ended June 30, 2008.

PORTFOLIO MANAGERS

Ronald McGlynn, Chairman & CEO and Jay Abramson, President & CIO are responsible for the overall management of the CRM Funds. The investment research team for all of the CRM Funds consists of sixteen individuals, with an average of sixteen years investment experience. The portfolio managers who have responsibility for the day-to-day management of the Funds, together with their business experience for at least the past five years, are set forth below.

Small Cap Value Fund. Kevin Chin and Michael Caputo are co-leaders of the team that is responsible for the day-to-day management of the Small Cap Value Fund.

Kevin M. Chin—Senior Vice President

Kevin, with twenty-two years of investment experience, is responsible for portfolio management and research in CRM’s investment group. Prior to joining the firm in 1989, he was a financial analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrager with Credit Suisse First Boston. He received a BS from Columbia University. Kevin has served as a portfolio manager of the Small Cap Value Fund since 2008.

Michael J. Caputo—Vice President

Mike, with thirteen years of financial and investment experience, is a portfolio manager and senior research analyst in CRM’s investment group. Prior to joining the firm in 2002, Mike was a vice president in Corporate Finance at Morgan Stanley. He earned a BA from the University of Notre Dame and an MBA from the University of Pennsylvania Wharton School. Mike has served as a portfolio manager of the Small Cap Value Fund since 2008.

Small/Mid Cap Value Fund. Jay Abramson and Robert Rewey are co-leaders of the team responsible for the day-to-day management of the Small/Mid Cap Value Fund.

Jay B. Abramson—President, Chief Investment Officer

Jay has been with the firm for twenty-three years and has the overall responsibility for CRM’s investment team. Prior to joining the firm, Jay earned his CPA. He received a BSE from the University of Pennsylvania Wharton School and a JD from the University of Pennsylvania Law School. Jay has served as a portfolio manager of the Small/Mid Cap Value Fund since its inception.

Robert “Chip” L. Rewey III, CFA—Senior Vice President

Chip, with eighteen years of investment experience, is responsible for portfolio management and research in CRM’s investment group. Prior to joining the firm at the start of 2003, he spent eight years as a portfolio manager/senior analyst at Sloate, Weisman, Murray & Co., Inc., a boutique money management firm. He received a BS from the Carroll School of Management, Boston College and a MBA from Fuqua School of Business, Duke University. Chip has served as a portfolio manager of the Small/Mid Cap Value Fund since its inception.

Mid Cap Value Fund. Jay Abramson and Robert Rewey are co-leaders of the team responsible for the day-to-day management of the Mid Cap Value Fund.

Jay B. Abramson—President, Chief Investment Officer

Jay has been with the firm for twenty-three years and has the overall responsibility for CRM’s investment team. Prior to joining the firm, Jay earned his CPA. He received a BSE from the University of Pennsylvania Wharton School and a JD from the University of Pennsylvania Law School. Jay has served as a portfolio manager of the Mid Cap Value Fund since its inception.

Robert “Chip” L. Rewey III, CFA—Senior Vice President

Chip, with eighteen years of investment experience, is responsible for portfolio management and research in CRM’s investment group. Prior to joining the firm at the start of 2003, he spent eight years as a portfolio manager/senior analyst at Sloate, Weisman, Murray & Co., Inc., a boutique money management firm. He received a BS from the Carroll School of Management, Boston College and a MBA from Fuqua School of Business, Duke University. Chip has served as a portfolio manager of the Mid Cap Value Fund since 2003.

Large Cap Opportunity Fund. Jay Abramson leads the team responsible for the day-to-day management of the Large Cap Opportunity Fund.

Jay B. Abramson—President, Chief Investment Officer

Jay has been with the firm for twenty-three years and has the overall responsibility for CRM’s investment team. Prior to joining the firm, Jay earned his CPA. He received a BSE from the University of Pennsylvania Wharton School and a JD from the University of Pennsylvania Law School. Jay has served as a portfolio manager of the Large Cap Opportunity Fund since its inception.

All Cap Value Fund. Ronald McGlynn and Kevin Chin are co-leaders of the team responsible for the day-to-day management of the All Cap Value Fund.

Ronald H. McGlynn—Chairman, Chief Executive Officer

Ron is a co-founder, the Chairman and Chief Executive Officer of CRM with over thirty-seven years of investment experience. Prior to founding CRM, he was a portfolio manager and an investment research analyst for Standard & Poor’s Inter-Capital, Chase Manhattan Bank and Oppenheimer & Company. He earned a B.A. from Williams College and an MBA from Columbia University Business School. Ron has served as a portfolio manager of the All Cap Value Fund since its inception.

Kevin M. Chin—Senior Vice President

Kevin, with twenty-two years of investment experience, is responsible for portfolio management and research in CRM’s investment group. Prior to joining the firm in 1989, he was a financial analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrager with Credit Suisse First Boston. He received a BS from Columbia University. Kevin has served as a portfolio manager of the All Cap Value Fund since 2007.

130/30 Value Fund. Jay Abramson, Robert Rewey, Ronald McGlynn, Kevin Chin and Michael Caputo are jointly responsible for the management of the 130/30 Value Fund.

Jay B. Abramson—President, Chief Investment Officer

Jay has been with the firm for twenty-three years and has the overall responsibility for CRM’s investment team. Prior to joining the firm, Jay earned his CPA. He received a BSE from the University of Pennsylvania Wharton School and a JD from the University of Pennsylvania Law School. Jay has served as a portfolio manager of the 130/30 Value Fund since 2007.

Robert “Chip” L. Rewey III, CFA—Senior Vice President

Chip, with eighteen years of investment experience, is responsible for portfolio management and research in CRM’s investment group. Prior to joining the firm at the start of 2003, he spent eight years as a portfolio manager/senior analyst at Sloate, Weisman, Murray & Co., Inc., a boutique money management firm. He received a BS from the Carroll School of Management, Boston College and a MBA from Fuqua School of Business, Duke University. Chip has served as a portfolio manager of the 130/30 Value Fund since 2007.

Ronald H. McGlynn—Chairman, Chief Executive Officer

Ron is a co-founder, the Chairman and Chief Executive Officer of CRM with over thirty-seven years of investment experience. Prior to founding CRM, he was a portfolio manager and an investment research analyst for Standard & Poor’s Inter-Capital, Chase Manhattan Bank and Oppenheimer & Company. Mr. McGlynn earned a B.A. from Williams College and an MBA from Columbia University Business School. Ron has served as a portfolio manager of the 130/30 Value Fund since 2007.

Kevin M. Chin—Senior Vice President

Kevin, with twenty-two years of investment experience, is responsible for portfolio management and research in CRM’s investment group. Prior to joining the firm in 1989, he was a financial analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrager with Credit Suisse First Boston. He received a BS from Columbia University. Kevin has served as a portfolio manager of the 130/30 Value Fund since 2007.

Michael J. Caputo—Vice President

Mike, with thirteen years of financial and investment experience, is a portfolio manager and senior research analyst in CRM’s investment group. Prior to joining the firm in 2002, Mike was a vice president in Corporate Finance at Morgan Stanley. He earned a BA from the University of Notre Dame and an MBA from the University of Pennsylvania Wharton School. Mike has served as a portfolio manager of the 130/30 Value Fund since 2007.

The SAI provides additional information about compensation of the portfolio managers listed above, the other funds, pooled investment vehicles and accounts they manage, and their ownership of securities of the Funds.

SERVICE PROVIDERS

The chart below provides information on the Funds’ primary service providers.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The net asset value (“NAV”) of each class of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m., Eastern time), on each business day (i.e., a day that the Exchange and the Funds’ transfer agent are open for business) (a “Business Day”). The price at which a purchase, redemption or exchange request is effected is based on the next calculation of NAV after the request is received in good order by an authorized broker or financial institution or the Funds’ transfer agent. The NAV for each class of a Fund is calculated by adding the value of all securities and other assets in a Fund attributable to the class, deducting the liabilities attributable to the class and dividing the balance by the number of outstanding class shares in that Fund. NAV will not be determined on days that are not Business Days.

The Funds value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees. The Board of Trustees has delegated to the Adviser the authority to approve fair value determinations in any situation that would impact a Fund’s NAV by less than a penny per share. If the proposed valuation would impact a Fund’s NAV by more than a penny per share, then the Board is responsible for determining an appropriate price. In using fair value pricing, a Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.

The Funds may use fair value pricing for, among other things, the following investments: (i) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (ii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iii) a security that is thinly traded; (iv) a security whose issuer is in default or bankruptcy proceedings; (v) a security affected by extreme market conditions; (vi) a security affected by currency controls or restrictions; and (vii) a security whose issuer is affected by a significant event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net asset value is computed and that may materially affect the value of the security. Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations. Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund, when using fair value methods to price securities, may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Because some foreign markets are open on days when the Funds do not price their shares, the value of a Fund’s holdings could change at a time when you are not able to buy or sell Fund shares.

PURCHASE OF SHARES

Fund shares are offered on a continuous basis and when purchased directly from the Funds are sold without any sales charges. The minimum initial investment in a Fund’s Institutional Shares is $1,000,000. The Funds, in their sole discretion, may waive the minimum initial investment to establish certain Institutional Share accounts. You may purchase shares from the Funds as specified below.

You may also purchase shares if you are a client of a broker or other financial institution that has made contractual arrangements to offer Fund shares (an “Intermediary”). The policies and fees charged by an Intermediary may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

MID CAP VALUE FUND IS CLOSED TO NEW INVESTORS

The Adviser monitors the total assets of each Fund and may recommend to the Board of Trustees of the Funds that a Fund be closed to new investors due to concerns that an increase in the asset size of the Fund may adversely affect the Fund’s ability to achieve its investment objective. Accordingly, pursuant to the Adviser’s recommendation and the Board’s approval, the Mid Cap Value Fund is currently closed to new investors. Shares of the Mid Cap Value Fund are only being offered to:

(i)	persons who hold shares of the Mid Cap Value Fund directly or through accounts maintained by Intermediaries pursuant to arrangements with the Adviser;

(ii)	persons who are advisory clients of the Adviser;

(iii)	persons who are clients of consultants or Intermediaries designated by the Adviser; and

(iv)	trustees of the Funds, directors, officers and employees of the Adviser and their respective spouses, parents and children.

PURCHASE OF SHARES FROM THE FUNDS

By Mail. You may purchase shares by sending a check drawn on a U.S. bank payable to the CRM Funds, indicating the name of the Fund, along with a completed application (provided with this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular Mail:	Overnight Mail:

CRM Funds	CRM Funds
c/o PNC Global Investment Servicing Inc.	c/o PNC Global Investment Servicing Inc.
P.O. Box 9812	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

By Wire. You may purchase shares by wiring federal funds immediately available. Please call PFPC Trust Company at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

PFPC Trust Company

c/o PNC Bank

Philadelphia, PA

ABA #031-0000-53

DDA #86-1282-2896

Attention: CRM Funds

[YOUR NAME]

[YOUR FUND ACCOUNT NUMBER]

If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above.

ADDITIONAL INFORMATION REGARDING PURCHASES.

You must submit your purchase order by the close of regular trading on the Exchange on any Business Day to purchase shares at that day’s NAV. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

The Funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The Funds will not accept third party checks.

Federal law requires the Funds to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Fund verifies the accountholder’s identity.

If you place an order to an Intermediary, it is the responsibility of the Intermediary, rather than the Fund, to transmit your order for the purchase of shares to the Fund’s transfer agent. The Intermediary may impose an earlier deadline for submitting your purchase order. Please consult your Intermediary for additional information.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to the SAI.

REDEMPTION OF SHARES

You may sell your shares on any Business Day. Redemption requests received by an Intermediary or the Funds’ transfer agent in good order before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading on that day. Redemption requests received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day. The Fund does not impose any fees when Fund shares are redeemed. However, an Intermediary may impose a fee upon redemptions of Fund shares. Please consult your Intermediary. It is the responsibility of each Intermediary to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis.

To be in “good order” a redemption request must include:

•	Your account number;

•	The amount of the transaction (in dollars or shares);

•	Signatures of all owners exactly as registered on the account (for requests by mail);

•	Signature guarantees, for mail requests only; and

•	Any supporting legal documentation that may be required.

Redemption checks are normally mailed on the next Business Day following receipt by the Funds’ transfer agent of redemption instructions in good order, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the next Business Day following receipt by the Funds’ transfer agent of redemption instructions in good order, but never later than 7 days following such receipt.

If you purchased your shares through an account with an Intermediary, you should contact the Intermediary for information relating to redemptions.

REDEMPTION OF SHARES FROM THE FUNDS

By Mail. If you redeem your shares by mail, you should submit written instructions with a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account number, your printed name and your signature and should be mailed with your signature guarantee to:

Regular Mail:	Overnight Mail:

CRM Funds	CRM Funds
c/o PNC Global Investment Servicing Inc.	c/o PNC Global Investment Servicing Inc.
P.O. Box 9812	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

By Telephone. In order to be eligible to redeem shares by telephone, you must check the appropriate box on the Funds’ application form. To redeem shares by telephone, please call PNC Global Investment Servicing at (800) CRM-2883 for instructions. A telephone request to sell shares must be received prior to the close of the Exchange. If you telephone your request to the Funds’ transfer agent after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary. The Funds will employ reasonable procedures to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. Neither the Funds nor their transfer agent will be responsible if they act on telephone instructions they reasonably believe to be genuine.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Redemption proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund’s shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it has reasonable grounds to believe that the check has been collected.

Small Accounts. If the value of your investment in a Fund falls below $1,000,000 for Institutional Share accounts, a Fund may ask you to increase your balance. If the account value is still below $1,000,000 after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below $1,000,000 solely as a result of a reduction in your account’s market value.

Redemptions in Kind. The Funds reserve the right to make redemptions “in kind”—payments of redemption proceeds in portfolio securities rather than cash—if the amount redeemed is large enough to affect a Fund’s operations (for example, if it represents more than 1% of a Fund’s assets).

EXCHANGE OF SHARES

You may exchange all or a portion of your Institutional Shares in a Fund for Institutional Shares of another Fund. The Funds reserve the right to reject any exchange request at any time and for any reason, without prior written notice.

Exchange requests received by an Intermediary or the Funds’ transfer agent in good order before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading on that day. Exchange requests received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder’s account of less than $1,000,000 for Institutional Share accounts. See “Taxes” for a discussion of the tax effect on an exchange of shares.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with an Intermediary, contact the Intermediary. Generally, all written requests must be signed by all owners and must include any required signature. The Funds may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Institutional Shares to be acquired through an exchange may be legally made.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading can (i) force a Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Funds.

The Board of Trustees of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds’ policy is intended to discourage excessive trading in a Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Funds may consider an investor’s trading history in any of the Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and may consider trading activity in multiple accounts under common ownership, control or influence.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. The Adviser will seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

The Funds’ policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders, whether an individual account or omnibus accounts maintained by Intermediaries in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. The Funds or the Distributor, in accordance with applicable law, enter into agreements with Intermediaries requiring the Intermediaries to provide certain information to help identify excessive trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. Nonetheless, the Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the Intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Fund. Dividends and distributions, if any, are declared and paid annually to you. Each Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

Federal Income Taxes: As long as a Fund meets the requirements for being a “regulated investment company,” it pays no Federal income tax on the earnings and gains it distributes to shareholders. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

You will normally have to pay Federal income taxes, and any state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of a Fund’s net capital gain are taxable to you as long-term capital gain, when designated by the Fund as capital gain dividends, regardless of the length of time you have held your shares. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010. For taxable years beginning on or before December 31, 2010, certain distributions of ordinary dividends to a non-corporate shareholder of a Fund may qualify as “qualified dividend income,” provided that they are so designated by that Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at long-term capital gain rates to the extent derived from “qualified dividend income” of the Fund. “Qualified dividend income” generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations will be “qualified dividend income” if that stock is readily tradable on an established U.S. securities market. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

You should be aware that if you purchase Fund shares shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you redeem, sell or exchange shares of a Fund. Depending on the initial purchase price of the shares being redeemed, sold or exchanged and the sale price of the shares you redeem or sell, or the value of the shares you receive in an exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

A portion of dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

If you are neither a citizen nor a resident of the United States, a Fund in which you invest will withhold U.S. Federal income tax at the rate of 30% (or lower applicable treaty rate) on taxable dividends and certain other payments (but not including distributions of net capital gains). For Fund taxable years beginning before 2010, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.

Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

State and Local Income Taxes: You should consult your tax advisor concerning the state and local tax consequences of an investment in a Fund, which may be different from those under Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the SAI.

You should consult your own independent tax advisor and seek advice based on your particular circumstances as to the specific consequences under Federal tax law, and under other tax laws, such as foreign, state or local tax laws, of an investment in a Fund, which are not addressed here.

DISTRIBUTION

ARRANGEMENTS

PFPC Distributors, Inc. (the “Distributor”) manages the Funds’ distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with Intermediaries to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SUB-TRANSFER AGENT FEES

Institutional Shares of each Fund are sold through certain Intermediaries that provide accounting, recordkeeping and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these Intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services of they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the Intermediaries. In some cases, where the sub-transfer agency fees of an Intermediary are greater than the amounts paid to CRM by the Funds for that Intermediary, CRM may pay the balance of those fees itself.

ADDITIONAL PAYMENTS

The Adviser may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of shares of the Funds and/or shareholder service. These payments (“Additional Payments”) would be in addition to the payments by the Funds described in this Prospectus for sub-transfer agent and record keeping services. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Please contact your Intermediary for information regarding any additional payments they may receive.

SHARE CLASSES

Each Fund offers Investor and Institutional Shares. The Large Cap Opportunity Fund and the All Cap Value Fund also offer Advisor Shares. Each class has different minimum investment requirements, fees and expenses. Investors investing $2,500 ($2,000 for IRAs and automatic investment plans) or more may purchase Investor Shares. Other investors investing $1,000 or more may purchase Advisor Shares. Institutional Shares are offered only to those investors who invest in a Fund through an Intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. Unlike the Investor Shares and the Advisor Shares, the Institutional Shares are not subject to a shareholder service fee. The Advisor Shares are subject to a Rule 12b-1 distribution fee. The Investor Shares and the Institutional Shares are not subject to a Rule 12b-1 distribution fee.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five fiscal years or since inception, if shorter. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in the CRM Funds’ Annual Report, which is available, without charge, upon request.

	For the Years Ended June 30,
	2008	2007	2006(1)	2005(1)		2004(1)
SMALL CAP VALUE FUND—Institutional Shares
Net Asset Value—Beginning of Year	$29.00	$27.58	$27.23	$27.03		$20.24

Investment operations:
Net investment income (loss)(2)	0.11	0.04	0.01	(0.04)		(0.08)
Net realized and unrealized gain (loss) on investments	(5.33)	5.28	3.86	2.60		6.87

Total from investment operations	(5.22)	5.32	3.87	2.56		6.79

Distributions to shareholders:
From net investment income	(0.12)	(0.11)	—	—		—
From net realized gains on investments	(3.88)	(3.79)	(3.52)	(2.36)		—

Total distributions to shareholders	(4.00)	(3.90)	(3.52)	(2.36)		—

Net Asset Value—End of Year	$19.78	$29.00	$27.58	$27.23		$27.03

Total Return	(18.50)%	20.75%	14.60%	9.71%		33.55%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.86%	0.87%	0.89%	0.97	%(3)	0.97	%(3)
Net investment income (loss)	0.46%	0.16%	0.02%	(0.15	)%(3)	(0.32	)%(3)
Portfolio turnover rate	79%	84%	80%	84	%(3)	77	%(3)
Net Assets at end of year (000’s omitted)	$393,983	$616,494	$529,694	$458,596		$361,660

(1)	Effective September 30, 2005, the Fund received all of the assets and liabilities of the identically named corresponding series of WT Mutual Fund (the “Predecessor Fund”). The financial highlights for the periods prior to September 30, 2005 reflect the performance of the Predecessor Fund.
(2)	The net investment income (loss) per share was calculated using average shares outstanding method.
(3)	For the periods prior to July 1, 2005, the Predecessor Fund operated as a feeder fund in a master-feeder structure. The ratios to average net assets include expenses allocated to the Predecessor Fund from the master fund, WT Investment Trust I—Small Cap Value Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series.

	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007	For the Year Ended June 30, 2006(2)	For the Period September 1, 2004(1) through June 30, 2005(2)
SMALL/MIDCAP VALUE FUND—Institutional Shares
Net Asset Value—Beginning of Period	$15.96	$13.05	$11.60	$10.00

Investment operations:
Net investment income (loss)(3)	0.07	(0.02)	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	(2.02)	3.78	1.59	1.56

Total from investment operations	(1.95)	3.76	1.58	1.60

Distributions to shareholders:
From net investment income	(0.03)	—	(0.03)	—
From net realized gains on investments	(0.91)	(0.85)	(0.10)	—

Total distributions to shareholders	(0.94)	(0.85)	(0.13)	—

Net Asset Value—End of Period	$13.07	$15.96	$13.05	$11.60

Total Return	(12.48)%	29.75%	13.67%	16.00	%(4)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	0.99%	1.19%	1.22%	1.25	%(5,6)
Expenses, excluding reimbursement/waiver	0.99%	1.22%	1.22%	3.22	%(5,6)
Net investment income (loss), including reimbursement/waiver	0.53%	(0.18)%	(0.12)%	0.58	%(5,6)
Portfolio turnover rate	78%	94%	109%	71	%(4,6)
Net Assets at end of period (000’s omitted)	$197,237	$53,955	$35,476	$6,584

(1)	Inception of Institutional Share class.
(2)	Effective September 30, 2005, the Fund received all of the assets and liabilities of the identically named corresponding series of WT Mutual Fund (the “Predecessor Fund”). The financial highlights for the periods prior to September 30, 2005 reflect the performance of the Predecessor Fund.
(3)	The net investment income (loss) per share was calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized.
(6)	For the period prior to July 1, 2005, the Predecessor Fund operated as a feeder fund in a master-feeder structure. The ratios to average net assets include expenses allocated to the Predecessor Fund from the master fund, WT Investment Trust I—Small/Mid Cap Value Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series.

	For the Years Ended June 30,
	2008	2007	2006(1)	2005(1)		2004(1)
MID CAP VALUE FUND—Institutional Shares
Net Asset Value—Beginning of Year	$33.69	$28.47	$26.43	$23.97		$17.70

Investment operations:
Net investment income(2)	0.28	0.22	0.17	0.37		0.03
Net realized and unrealized gain (loss) on investments	(3.54)	6.86	2.90	3.24		6.26

Total from investment operations	(3.26)	7.08	3.07	3.61		6.29

Distributions to shareholders:
From net investment income	(0.24)	(0.20)	(0.23)	(0.09)		(0.02)
From net realized gains on investments	(3.03)	(1.66)	(0.80)	(1.06)		—

Total distributions to shareholders	(3.27)	(1.86)	(1.03)	(1.15)		(0.02)

Net Asset Value—End of Year	$27.16	$33.69	$28.47	$26.43		$23.97

Total Return	(10.29)%	25.69%	11.82%	15.22%		35.58%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	0.81%	0.82%	0.83%	0.95	%(3)	1.01	%(3)
Expenses, excluding reimbursement/waiver	0.81%	0.82%	0.83%	0.95	%(3)	1.01	%(3)
Net investment income, including reimbursement/waiver	0.92%	0.71%	0.63%	1.56	%(3)	0.16	%(3)
Portfolio turnover rate	73%	92%	110%	112	%(3)	152	%(3)
Net Assets at end of year (000’s omitted)	$2,648,360	$2,613,797	$1,768,982	$1,028,600		$337,365

(1)	Effective September 30, 2005, the Fund received all of the assets and liabilities of the identically named corresponding series of WT Mutual Fund (the “Predecessor Fund”). The financial highlights for the periods prior to September 30, 2005 reflect the performance of the Predecessor Fund.
(2)	The net investment income per share was calculated using average shares outstanding method.
(3)	For the periods prior to July 1, 2005, the Predecessor Fund operated as a feeder fund in a master-feeder structure. The ratios to average net assets include expenses allocated to the Predecessor Fund from the master fund, WT Investment Trust I—Mid Cap Value Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series.

	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007	For the Period December 1, 2005(1) through June 30, 2006
LARGE CAP OPPORTUNITY FUND*—Institutional Shares
Net Asset Value—Beginning of Period	$12.71	$10.50	$10.00

Investment operations:
Net investment income(2)	0.07	0.05	0.02
Net realized and unrealized gain (loss) on investments	(1.41)	2.26	0.48

Total from investment operations	(1.34)	2.31	0.50

Distributions to shareholders:
From net investment income	(0.05)	(0.02)	—
From net realized gains on investments	(0.73)	(0.08)	—

Total distributions to shareholders	(0.78)	(0.10)	—

Net Asset Value—End of Period	$10.59	$12.71	$10.50

Total Return	(11.03)%	22.13%	5.00	%(3)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	1.15%	1.21%	1.25	%(4)
Expenses, excluding reimbursement/waiver	1.32%	1.55%	4.88	%(4)
Net investment income, including reimbursement/waiver	0.56%	0.42%	0.31	%(4)
Portfolio turnover rate	128%	119%	101	%(3)
Net Assets at end of year (000’s omitted)	$23,567	$26,588	$7,880

*	Prior to October 26, 2007, CRM Large Cap Opportunity Fund was known as CRM Mid/Large Cap Value Fund.
(1)	Inception of Institutional Share class.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

	For the Year Ended June 30, 2008	For the Period October 24, 2006(1) through June 30, 2007
ALL CAP VALUE FUND—Institutional Shares
Net Asset Value—Beginning of Period	$11.42	$10.00

Investment operations:
Net investment income(2)	0.04	0.01
Net realized and unrealized gain (loss) on investments	(1.58)	1.44

Total from investment operations	(1.54)	1.45

Net Asset Value—End of Period	$9.64	$11.42

Total Return	(13.57)%	14.46	%(3)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	1.25%	1.25	%(4)
Expenses, excluding reimbursement/waiver	3.76%	5.84	%(4)
Net investment income, including reimbursement/waiver	0.35%	0.14	%(4)
Portfolio turnover rate	90%	54	%(3)
Net Assets at end of period (000’s omitted)	$2,400	$2,508

(1)	Inception of Institutional Share class.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

	For the Period December 31, 2007(1) through June 30, 2008
130/30 VALUE FUND—Institutional Shares
Net Asset Value—Beginning of Period	$10.00

Investment operations:
Net investment loss(2)	—	(5)
Net realized and unrealized gain on investments	(0.82)

Total from investment operations	(0.82)

Net Asset Value—End of Period	$9.18

Total Return	(8.20	)%(3)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	2.60	%(4)
Expenses, including reimbursement/waiver (excluding interest expense)	1.75	%(4)
Expenses, excluding reimbursement/waiver	5.11	%(4)
Net investment loss, including reimbursement/waiver	—	%(4)(6)
Portfolio turnover rate	72	%(3)
Net Assets at the end of period (000’s omitted)	$5,954
(1)	Inception of Institutional Share class.
(2)	The net investment loss per share was calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Amount represents less than $0.005.
(6)	Amount represents less than 0.005%.

THIS PRIVACY POLICY IS BEING DELIVERED WITH THE FUNDS’ PROSPECTUS BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ PROSPECTUS

APPENDIX A

PRIVACY POLICY

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, and CRM 130/30 Value Fund (the “Funds”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refer to the Trust and the Funds. The words “you” and “your” refer to investors and prospective investors in the Funds who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, you will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents will comply with these laws to the extent we are required to do so. In addition, we and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports:

These reports contain performance data and information on the Funds’ holdings and operating results for the Funds’ most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”):

The SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks, and business structure. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Funds may be obtained, free of charge, by (i) visiting the Funds’ website at www.crmfunds.com, (ii) calling the Funds at 800-CRM-2883; and (iii) writing to the CRM Funds, c/o PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-800-CRM-2883.

The investment company registration number is 811-21749.

CRM SMALL CAP VALUE FUND

CRM SMALL/MID CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM LARGE CAP OPPORTUNITY FUND

CRM ALL CAP VALUE FUND

CRM 130/30 VALUE FUND

CRM Funds

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9812

Providence, RI 02940

800-CRM-2883

www.crmfunds.com

Filed Pursuant to Rule 497(c)
Registration Nos. 333-123998 and 811-21749

The investment objective of each Fund is long-term capital appreciation

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PROSPECTUS

OCTOBER 28, 2008

CRM LARGE CAP OPPORTUNITY FUND

CRM ALL CAP VALUE FUND

Advisor Shares

INVESTMENT OBJECTIVES

OF THE FUNDS

The CRM Large Cap Opportunity Fund* and CRM All Cap Value Fund (the “Funds”) each seek to achieve long-term capital appreciation. Each Fund may change its objective without shareholder approval. There is no guarantee that a Fund will achieve its investment objective. The Funds will provide written notice at least 60 days prior to implementing any change in a Fund’s investment objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

The Large Cap Opportunity Fund, under normal circumstances, invests at least 80% of its assets in a diversified portfolio of equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase similar to those in the Russell 1000 Value Index (“large cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization range of the Russell 1000 Value Index changes constantly, and as a result, the capitalization of large cap companies in which the Large Cap Opportunity Fund will invest will also change. As of September 30, 2008, the market capitalization range of the Russell 1000 Value Index was from approximately $45 million to $410 billion.

The All Cap Value Fund, under normal circumstances, invests at least 80% of its assets in a diversified portfolio of equity and equity related securities of U.S. and non-U.S. companies that are publicly traded on a U.S. securities market. There are no limits on the market capitalizations of the companies in which the All Cap Value Fund may invest.

For purposes of the 80% investment policy for each Fund, equity and equity related securities include:

•	common and preferred stocks;

•

securities convertible into common stock (such as convertible preferred stock and convertible bonds) that are rated, at the time of initial purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”), or if unrated, are determined by the Adviser to be of comparable quality; and

•	warrants on common stock.

Value Investing. Each Fund pursues a value strategy. Cramer Rosenthal McGlynn, LLC (“CRM” or the “Adviser”), the Fund’s investment adviser, seeks to identify changes that are material to a company’s operations, outlook and prospects. CRM is attracted to companies that it believes will look different tomorrow—operationally, financially, managerially—when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being “neglected by investors” and undervalued relative to its future

*	Prior to October 26, 2007, CRM Large Cap Opportunity Fund was known as CRM Mid/Large Cap Value Fund.

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prospects and peer companies. CRM believes that, over time, the marketplace will recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution and regulatory change.

The Adviser’s Process. CRM identifies change from a variety of both qualitative and quantitative sources. These sources include the extensive use of CRM’s proprietary database of analysis and information, as well as news services and event driven information, and a screening process which uses various criteria, including neglect (where CRM seeks to identify companies whose future earnings or cash flow will surpass more modest market expectations) and valuation relationships (where CRM seeks to identify companies that are under-earning their potential with margins that are below their previous highs or those of peer companies). “Connecting the Dots” research involves companies within the same and different industries that might be affected by similar positive changes or developments. For example, when CRM identifies a business trend that affects one company, it may seek to identify other companies affected by the same trend. CRM’s ideas are generated internally with significant interaction among the members of CRM’s portfolio management teams. Members of CRM’s portfolio management teams regularly meet with representatives for companies both around the country and globally, and in a typical year they annually attend more than 500 company/management meetings.

Once change is identified, CRM evaluates a company on several levels by analyzing:

•	financial models based principally upon projected cash flows;

•	the price of a company’s stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

•	the extent of management’s ownership interest in a company; and

•	a company’s market position by corroborating CRM’s observations and assumptions through meetings with the company’s management, customers and suppliers.

CRM also evaluates the degree of recognition of a company by Wall Street by monitoring the number of sell side analysts who closely follow a company and the nature of its shareholder base.

An important function of CRM’s investment process is to set a price target at which the stock will be sold, provided that there has been no fundamental change in the investment case. CRM constantly monitors the portfolio companies held by the Funds to determine if the stocks continue to act in accordance with CRM’s initial assessment. A stock may be sold when its fundamentals deteriorate or when the identified change is not having the expected impact on earnings and cash flow.

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Each Fund also may use other strategies and engage in other investment practices described below and in the Funds’ Statement of Additional Information (“SAI”).

PRINCIPAL INVESTMENT RISKS OF THE FUNDS

It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or that the stocks that a Fund buys will increase in value. The Funds are subject to the following principal investment risks:

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition, and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. CRM may be incorrect when it decides that some stocks are undervalued by the market.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Funds may be more volatile because they invest in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Risks of Foreign Investments. Each Fund may invest in foreign securities. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, currency exchange controls and political or social instability. The Funds could also lose money if the currency in which a foreign security is priced declines in value relative to the U.S. dollar. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Foreign markets may offer less protection to investors. Enforcing legal rights in some foreign countries may be difficult, costly and slow.

Portfolio Turnover Risk. Each Fund may actively trade portfolio securities to achieve its principal investment strategies. Consequently, a Fund’s portfolio turnover rate may exceed 100% per year. To the extent that a Fund’s strategies lead it to buy and sell securities more actively than other mutual funds, the Fund could have higher expenses, including

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increased brokerage commission costs, which reduce shareholder returns. A high portfolio turnover rate also may expose shareholders to higher taxable distributions.

Additional Risks. The Funds are also subject to other risks, some of which are described below under “Additional Information on Investment Risks.”

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PERFORMANCE INFORMATION,

FEE TABLES AND EXAMPLES

LARGE CAP OPPORTUNITY FUND*

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Large Cap Opportunity Fund’s Advisor Shares by showing changes in the performance of the Fund’s Advisor Shares from calendar year to calendar year and by showing how the average annual total returns of the Fund’s Advisor Shares for one year and since inception, both before and after taxes, compare with those of the Russell 1000 Value Index and the Russell 1000 Index, two broad-based measures of market performance. Total returns would have been lower had certain fees and expenses not been waived. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart
7.17%	(2.15)%
For the quarter ended June 30, 2007	For the quarter ended December 31, 2007

*	Prior to October 26, 2007, CRM Large Cap Opportunity Fund was known as CRM Mid/Large Cap Value Fund.

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LARGE CAP OPPORTUNITY FUND

ADVISOR SHARES

Average Annual Total Returns as of December 31, 2007	1 Year	Since Inception (October 24, 2006)
Before Taxes	8.00%	9.25%
After Taxes on Distributions(1)	5.95%	7.34%
After Taxes on Distributions and Sale of Shares(1)	5.52%	6.91%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)(2)	(0.17)%	3.90%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)(3)	5.77%	7.98%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	The Russell 1000 Value Index is the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.
(3)	The Russell 1000 Index is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

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LARGE CAP OPPORTUNITY FUND

FEE TABLE

This table sets forth the fees and expenses you will pay if you invest in Advisor Shares of the Large Cap Opportunity Fund.

ADVISOR SHARES

Management Fees(1)	0.75%
Distribution (12b-1) fees (includes service fees)	0.50%
Other expenses(2)	0.57%

Total Annual Operating Expenses(3)	1.82%
Fee Waiver(3)	(0.07)%

Net Expenses(3)(4)	1.75%

(1)	The Fund has a management fee payable in accordance with the following fee schedule: 0.75% on net assets up to and including $1 billion; 0.70% on net assets over $1 billion and up to and including $2 billion; and 0.65% on net assets over $2 billion.
(2)	Other expenses include costs of administration, custody and accounting services, line of credit commitment fees and similar expenses.
(3)	CRM has a contractual obligation to waive a portion of its fees through November 1, 2010 and to assume certain expenses of the Advisor Shares of the Fund to the extent that the total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.75% of average net assets.
(4)	From time to time, CRM may agree to waive its fees to lower annual operating expenses beyond the ones contractually agreed upon. CRM has voluntarily agreed to cap annual operating expenses of the Advisor Shares of the Fund to the extent they exceed 1.65% of average net assets. This voluntary cap may be increased or terminated at any time.

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EXAMPLE

This Example is intended to help you compare the cost of investing in Advisor Shares of the Large Cap Opportunity Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

Large Cap Opportunity Fund	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$178	$559	$972	$2,125

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PERFORMANCE INFORMATION,

FEE TABLES AND EXAMPLES

ALL CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the All Cap Value Fund’s Advisor Shares by showing changes in the performance of the Fund’s Advisor Shares from calendar year to calendar year and by showing how the average annual total returns of the Fund’s Advisor Shares for one year and since inception, both before and after taxes, compare with those of the Russell 3000 Value Index and the Russell 3000 Index, two broad-based measures of market performance. Total returns would have been lower had certain fees and expenses not been waived. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

7.93%	(4.70)%
For the quarter ended June 30, 2007	For the quarter ended December 31, 2007

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ALL CAP VALUE FUND

ADVISOR SHARES

Average Annual Total Returns as of December 31, 2007	1 Year	Since Inception (October 24, 2006)
Before Taxes	4.29%	6.16%
After Taxes on Distributions(1)	3.48%	5.44%
After Taxes on Distributions and Sale of Shares(1)	2.82%	4.84%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)(2)	(1.01)%	3.11%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)(3)	5.14%	7.42%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	The Russell 3000 Value Index is the Fund’s benchmark. The Russell 3000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.
(3)	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

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ALL CAP VALUE FUND

FEE TABLE

This table sets forth the fees and expenses you will pay if you invest in Advisor Shares of the All Cap Value Fund.

ADVISOR SHARES

Management Fees(1)	0.95%
Distribution (12b-1) fees	0.50%
Other Expenses(2)	2.83%

Total Annual Operating Expenses(3)	4.28%
Fee Waiver(3)	(2.53)%

Net Expenses(3)	1.75%

(1)	The Fund has a management fee payable in accordance with the following fee schedule: 0.95% on net assets up to and including $1 billion; 0.90% on net assets over $1 billion and up to and including $2 billion; and 0.85% on net assets over $2 billion.
(2)	Other expenses include costs of administration, custody and accounting services, line of credit commitment fees and similar expenses.
(3)	CRM has a contractual obligation to waive a portion of its fees through November 1, 2010 and to assume certain expenses of the Advisor Shares of the Fund to the extent that the total annual operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.75% of average net assets.

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EXAMPLE

This Example is intended to help you compare the cost of investing in Advisor Shares of the All Cap Value Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

All Cap Value Fund	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$178	$819	$1,745	$4,118

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ADDITIONAL INFORMATION ON

INVESTMENT STRATEGIES

AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES

The Funds’ investment objectives and their principal investment strategies and risks are summarized at the beginning of this prospectus. These are the strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve the Funds’ investment objectives. More information on investment strategies and risks appears in this section. A Fund may also use strategies and invest in securities that are not described below but which are described in the Funds’ SAI. The Adviser may decide, as a matter of investment strategy, not to use the investment and investment techniques described below and in the SAI at any particular time. Also note that there are many other factors that could adversely affect your investment and that could prevent the Funds from achieving their goals, which are not described here.

Convertible Securities. Under normal circumstances, each Fund invests at least 80% of its assets in equity and equity related securities. Equity and equity related securities include convertible securities that are rated, at the time of purchase, in one of the three highest rating categories by a NRSRO, such as Moody’s or S&P, or, if unrated, are determined by CRM to be of comparable quality.

Debt Securities. Under normal circumstances, each Fund may invest up to 20% of its assets in debt securities that are rated in one of the three highest categories by a NRSRO such as Moody’s or, S&P, or if unrated, are determined by CRM to be of comparable quality. Each Fund may invest in debt securities of any maturity.

Derivatives. Each Fund may also invest in derivative contracts, such as options on securities and securities indices. However, as a fundamental policy, each Fund may not commit nor expose more than 15% of its total assets to derivative strategies.

Restricted Securities. Although each Fund usually invests in securities listed on securities exchanges, it may also purchase securities that are not registered for sale to the general public, or to a limited extent, securities that are not readily marketable. Each Fund may invest up to 15% of its net assets in illiquid securities.

Exchange Traded Funds. Subject to applicable statutory and regulatory limitations, each Fund may invest in securities of exchange traded funds (“ETFs”), which are registered investment companies that are listed on securities exchanges. These limitations currently provide, in part, that each Fund may not purchase shares of an ETF if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the ETF, (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the ETF or (c) more than 10% of the Fund’s total assets would be invested in ETFs and other investment companies.

Defensive Investing. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the three highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Funds will be unable to achieve their investment objectives.

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Securities Lending. Each Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically consisting of money market mutual funds and other money market instruments, which the Fund will invest during the term of the loan. The Fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is subject to additional risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral posted by the borrower, and the risk that the Fund is unable to recall a security in time to exercise valuable rights or sell the security.

Money Market Investments. To meet redemptions and when waiting to invest cash receipts, the Funds may invest in short-term investment grade bonds, money market mutual funds and other money market instruments. As noted above, each Fund may also hold collateral in connection with the loan of portfolio securities consisting of money market mutual funds and other money market instruments.

Portfolio Turnover. Each Fund’s investment objective is to seek to achieve long-term capital appreciation and the Funds do not purchase securities with the intention of engaging in short-term trading. A Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Adviser, regardless of the length of the holding period. Frequent trading involves higher securities transaction costs, which may adversely affect a Fund’s performance. To the extent that this policy results in the realization of gains on investments, a Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.

ADDITIONAL INFORMATION ON INVESTMENT RISKS

Risks of Debt Securities. Debt securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will decline as a result of changes in market rates of interest). Interest rate risk will generally affect the price of a debt security more if the security has a longer maturity. These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity.

Risks of Convertible Securities. Convertible securities, such as convertible preferred stock and convertible bonds, are subject to the market risks of stocks as well as the credit and interest rate risks of debt securities.

Liquidity Risk. Restricted securities and thinly traded securities may be difficult or impossible to sell at the time and the price that a Fund would like.

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Risks of Derivatives. A Fund’s use of derivative contracts, such as options on securities and securities indices, may be risky. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivatives can have a big impact on the Fund’s stock and index exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Adviser. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets, and derivative counterparties may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

Risk of ETFs. The return on investments in ETFs will be reduced by the operating expenses, including investment advisory fees, of the ETFs, and will be further reduced by the expenses of a Fund, including advisory fees payable by the Fund. As such, there is a layering of fees and expenses.

Risks of Money Market Investments. A Fund’s investments in money market mutual funds and other money market instruments and the investment of cash collateral in connection with the loan of portfolio securities are subject to credit and interest rate risks.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is contained in the SAI.

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MANAGEMENT OF THE FUNDS

The Board of Trustees of the CRM Mutual Fund Trust has oversight responsibility of the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by each Fund and its shareholders.

ADVISER

Cramer Rosenthal McGlynn, LLC, 520 Madison Avenue, 20th Floor, New York, New York 10022, serves as the investment adviser to each Fund. As a Fund’s investment adviser, CRM has the overall responsibility for directing the Fund’s investments. CRM and its predecessors have managed equity investments for mutual funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and have been in business for more than thirty years. CRM has advised the CRM Funds and their predecessors since each Fund’s inception. As of June 30, 2008, CRM had over $11 billion of assets under management.

For the fiscal year ended June 30, 2008 CRM received, after waivers, investment advisory fees of 0.58% as a percentage of average daily net assets for the management of the Large Cap Opportunity Fund.

For the fiscal year ended June 30, 2008, after waivers, CRM did not receive an investment advisory fee for the management of the All Cap Value Fund.

CRM may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from the Funds. These payments may be made to compensate the recipient for marketing support services and/or shareholder service activities.

A discussion regarding the basis of the Board of Trustees’ approval of the Funds’ management agreement is available in the Funds’ Annual Report for the fiscal year ended June 30, 2008.

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PORTFOLIO MANAGERS

Ronald McGlynn, Chairman & CEO and Jay Abramson, President & CIO are responsible for the overall management of each of the CRM Funds. The investment research team for all of the CRM Funds consists of sixteen individuals, with an average of sixteen years investment experience. The portfolio managers who have responsibility for the day-to-day management of the Funds, together with their business experience for at least the past five years, are set forth below.

Large Cap Opportunity Fund. Jay Abramson leads the team responsible for the day-to-day management of the Large Cap Opportunity Fund.

Jay B. Abramson—President, Chief Investment Officer

Jay has been with the firm for twenty-three years and has the overall responsibility for CRM’s investment team. Prior to joining the firm, Jay earned his CPA. He received a BSE from the University of Pennsylvania Wharton School and a JD from the University of Pennsylvania Law School. Jay has served as a portfolio manager of the Large Cap Opportunity Fund since its inception.

All Cap Value Fund. Ronald McGlynn and Kevin Chin are co-leaders of the team responsible for the day-to-day management of the All Cap Value Fund.

Ronald H. McGlynn—Chairman, Chief Executive Officer

Ron is a co-founder, the Chairman and Chief Executive Officer of CRM with over thirty-seven years of investment experience. Prior to founding CRM, he was a portfolio manager and an investment research analyst for Standard & Poor’s Inter-Capital, Chase Manhattan Bank and Oppenheimer & Company. He earned a B.A. from Williams College and an MBA from Columbia University Business School. Ron has served as a portfolio manager of the All Cap Value Fund since its inception.

Kevin M. Chin—Senior Vice President

Kevin, with twenty-two years of investment experience, is responsible for portfolio management and research in CRM’s investment group. Prior to joining the firm in 1989, he was a financial analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrager with Credit Suisse First Boston. He received a BS from Columbia University. Kevin has served as a portfolio manager of the All Cap Value Fund since January 2007.

The SAI provides additional information about compensation of the portfolio managers listed above, the other funds, pooled investment vehicles and accounts they manage, and their respective ownership of securities of the Funds.

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SERVICE PROVIDERS

The chart below provides information on the Funds’ primary service providers.

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SHAREHOLDER INFORMATION

PRICING OF SHARES

The net asset value (“NAV”) of each class of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m., Eastern time), on each business day (i.e., a day that the Exchange and the Funds’ transfer agent are open for business) (a “Business Day”). The price at which a purchase, redemption or exchange request is effected is based on the next calculation of NAV after the request is received in good order by an authorized broker or financial institution or the Funds’ transfer agent. The NAV for each class of a Fund is calculated by adding the value of all securities and other assets in a Fund attributable to the class, deducting the liabilities attributable to the class and dividing the balance by the number of outstanding class shares in that Fund. NAV will not be determined on days that are not Business Days.

The Funds value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees. The Board of Trustees has delegated to the Adviser the authority to approve fair value determinations in any situation that would impact a Fund’s NAV by less than a penny per share. If the proposed valuation would impact a Fund’s NAV by more than a penny per share, then the Board is responsible for determining an appropriate price. In using fair value pricing, a Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.

The Funds may use fair value pricing for, among other things, the following investments: (i) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (ii) a security whose trading has been suspended or which has been delisted from its primary trading exchange; (iii) a security that is thinly traded; (iv) a security whose issuer is in default or bankruptcy proceedings; (v) a security affected by extreme market conditions; (vi) a security affected by currency controls or restrictions; and (vii) a security whose issuer is affected by a significant event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net asset value is computed and that may materially affect the value of the security. Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations. Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund, when using fair value methods to price securities, may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

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Because some foreign markets are open on days when the Funds do not price their shares, the value of a Fund’s holdings could change at a time when you are not able to buy or sell Fund shares.

PURCHASE OF SHARES

Fund shares are offered on a continuous basis and when purchased directly from the Funds are sold without any sales charges. The minimum initial investment in a Fund’s Advisor Shares is $1,000. The Funds, in their sole discretion, may waive the minimum initial investment to establish certain Advisor Share accounts. The minimum additional investment for direct investors in each Fund is $100. You may purchase shares from the Funds as specified below.

You may also purchase shares if you are a client of a broker or other financial institution that has made contractual arrangements to offer Fund shares (an “Intermediary”). The policies and fees charged by an Intermediary may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

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PURCHASE OF SHARES FROM THE FUNDS

By Mail. You may purchase shares by sending a check drawn on a U.S. bank payable to the CRM Funds, indicating the name of the Fund, along with a completed application (provided with this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular Mail:	Overnight Mail:

CRM Funds	CRM Funds
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
P.O. Box 9812	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

By Wire. You may purchase shares by wiring federal funds immediately available. Please call PFPC Trust Company at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

PFPC Trust Company

c/o PNC Bank

Philadelphia, PA

ABA #031-0000-53

DDA #86-1282-2896

Attention: CRM Funds

[YOUR NAME]

[YOUR FUND ACCOUNT NUMBER]

If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above.

ADDITIONAL INFORMATION REGARDING PURCHASES

You must submit your purchase order by the close of regular trading on the Exchange on any Business Day to purchase shares at that day’s NAV. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

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The Funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The Funds will not accept third party checks.

Federal law requires the Funds to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Fund verifies the accountholder’s identity.

If you place an order to an Intermediary, it is the responsibility of the Intermediary, rather than the Fund, to transmit your order for the purchase of shares to the Fund’s transfer agent. The Intermediary may impose an earlier deadline for submitting your purchase order. Please consult your Intermediary for additional information.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to the SAI.

REDEMPTION OF SHARES

You may sell your shares on any Business Day. Redemption requests received by an Intermediary or the Funds’ transfer agent in good order before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading on that day. Redemption requests received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day. The Fund does not impose any fees when Fund shares are redeemed. However, an Intermediary may impose a fee upon redemptions of Fund shares. Please consult your Intermediary. It is the responsibility of each Intermediary to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis.

To be in “good order” a redemption request must include:

•	Your account number;

•	The amount of the transaction (in dollars or shares);

•	Signatures of all owners exactly as registered on the account (for requests by mail);

•	Signature guarantees, for mail requests only; and

•	Any supporting legal documentation that may be required.

Redemption checks are normally mailed on the next Business Day following receipt by the Funds’ transfer agent of redemption instructions in good order, but never later than 7 days following such receipt. Amounts redeemed by wire

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are normally wired on the next Business Day following receipt by the Funds’ transfer agent of redemption instructions in good order, but never later than 7 days following such receipt.

If you purchased your shares through an account with an Intermediary, you should contact the Intermediary for information relating to redemptions.

REDEMPTION OF SHARES FROM THE FUNDS

By Mail. If you redeem your shares by mail, you should submit written instructions with a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account number, your printed name and your signature and should be mailed with your signature guarantee to:

Regular Mail:	Overnight Mail:
CRM Funds	CRM Funds
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
P.O. Box 9812	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

By Telephone. In order to be eligible to redeem shares by telephone, you must check the appropriate box on the Funds’ application form. To redeem shares by telephone, please call PNC Global Investment Servicing at (800) CRM-2883 for instructions. A telephone request to sell shares must be received prior to the close of the Exchange. If you telephone your request to the Funds’ transfer agent after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary. The Funds will employ reasonable procedures to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. Neither the Funds nor their transfer agent will be responsible if they act on telephone instructions they reasonably believe to be genuine.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Redemption proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include

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your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund’s shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it has reasonable grounds to believe that the check has been collected.

Small Accounts. If the value of your investment in a Fund falls below $1,000 for Advisor Share accounts, a Fund may ask you to increase your balance. If the account value is still below $1,000 after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below $1,000 solely as a result of a reduction in your account’s market value.

Redemptions in Kind. The Funds reserve the right to make redemptions “in kind”—payments of redemption proceeds in portfolio securities rather than cash—if the amount redeemed is large enough to affect a Fund’s operations (for example, if it represents more than 1% of a Fund’s assets).

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Fund for Advisor Shares of another Fund. The Funds reserve the right to reject any exchange request at any time and for any reason, without prior written notice.

Exchange requests received by an Intermediary or the Funds’ transfer agent in good order before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading on that day. Exchange requests received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder’s account of less than $1,000 for Advisor Share accounts. See “Taxes” for a discussion of the tax effect on an exchange of shares.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with an Intermediary, contact the Intermediary. Generally, all written requests must be signed by all owners and must include any required signature. The Funds may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Advisor Shares to be acquired through an exchange may be legally made.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading can (i) force a Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Funds.

The Board of Trustees of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds’ policy is intended to discourage excessive trading in a Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Funds may consider an investor’s trading history in any of the Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and may consider trading activity in multiple account under common ownership, control or influence.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. The Adviser will seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

The Funds’ policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders, whether an individual account or omnibus accounts maintained by Intermediaries in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. The Funds or the Distributor, in

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accordance with applicable law, enter into agreements with Intermediaries requiring the Intermediaries to provide certain information to help identify excessive trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. Nonetheless, the Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the Intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Fund. Dividends and distributions, if any, are declared and paid annually to you. Each Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

Federal Income Taxes. As long as a Fund meets the requirements for being a “regulated investment company,” it pays no Federal income tax on the earnings and gains it distributes to shareholders. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

You will normally have to pay Federal income taxes, and any state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of a Fund’s net capital gain are taxable to you as long-term capital gain, when designated by the Fund as capital gain dividends, regardless of the length of time you have held your shares. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010. For taxable years beginning on or before December 31, 2010, certain distributions of ordinary dividends to a non-corporate shareholder of a Fund may qualify as “qualified dividend income,” provided that they are so designated by that Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at long-term capital gain rates to the extent derived from “qualified dividend income” of the Fund. “Qualified dividend income” generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations will be “qualified dividend income” if that stock is readily

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tradable on an established U.S. securities market. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

You should be aware that if you purchase Fund shares shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you redeem, sell or exchange shares of a Fund. Depending on the initial purchase price of the shares being redeemed, sold or exchanged and the sale price of the shares you redeem or sell, or the value of shares you receive in an exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

A portion of dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

If you are neither a citizen nor a resident of the United States, a Fund in which you invest will withhold U.S. Federal income tax at the rate of 30% (or lower applicable treaty rate) on taxable dividends and certain other payments (but not including distributions of net capital gains). For Fund taxable years beginning before 2010, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.

Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

State and Local Income Taxes. You should consult your tax advisor concerning the state and local tax consequences of investment in a Fund, which may be different from those under Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the SAI.

You should consult your own independent tax advisor and seek advice based on your particular circumstances as to the specific consequences under Federal tax law, and under other tax laws, such as foreign, state or local tax laws of an investment in a Fund, which are not addressed here.

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DISTRIBUTION ARRANGEMENTS

PFPC Distributors, Inc. (the “Distributor”) manages the Funds’ distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with Intermediaries to sell shares and provides shareholder support services, directly or through affiliates. The Adviser may pay brokers, financial intermediaries or service providers an amount calculated as a percentage of assets held by customers of the recipient. Please contact your broker, financial intermediary or service provider for details about payments it may receive.

DISTRIBUTION FEES

The Board of Trustees has adopted a distribution plan under Rule 12b-1 authorizing each Fund to pay fees for the sale and distribution of its Advisor Shares. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the distribution plan, each Fund may pay monthly fees at an annual rate not to exceed 0.50% of the Fund’s average daily net assets attributable to its Advisor Shares.

Such fees may be used to make payments to the Distributor for distribution services, to certain financial institutions such as banks or broker-dealers (“Service Organizations”) who have entered into servicing agreements with the Distributor in respect of the sale of shares of a Fund, and to other financial institutions in respect of the sale of shares of a Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders.

Each Fund also may make payments to the Distributor, to Service Organizations and to other financial institutions for providing shareholder service or the maintenance of shareholder accounts. Service activities provided by service providers under this plan include (a) answering shareholder inquiries, (b) assisting in designating and changing dividend options, account designations and addresses, (c) establishing and maintaining shareholder accounts and records, (d) assisting in processing Fund share purchase, exchange and redemption transactions, (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder’s account balances, (i) furnishing on behalf of the Funds’ distributor periodic statements and confirmations of all purchases, exchanges, and redemptions of Fund shares, (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders, (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders, (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares, (m) completing all customer identification procedures in relation to

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the shareholders under the Funds’ anti-money laundering program, (n) providing to shareholders all privacy notices, and (o) providing other services requested by shareholders of Advisor Shares. The Adviser may provide services to some holders of Advisor Shares and receive the applicable shareholder service fee or may remit all or a portion of shareholder service fees to an Intermediary.

ADDITIONAL PAYMENTS

The Adviser may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of shares of the Funds and/or shareholder service. These payments (“Additional Payments”) would be in addition to the payments by the Funds described in this Prospectus for distribution and/or shareholder servicing. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Please contact your Intermediary for information regarding any Additional Payments they may receive.

SHARE CLASSES

The Large Cap Opportunity Fund and the All Cap Value Fund each offer Investor, Institutional and Advisor Shares. Each class has different minimum investment requirements, fees and expenses. Investors investing $2,500 ($2,000 for IRAs and automatic investment plans) or more may purchase Investor Shares. Other investors investing $1,000 or more may purchase Advisor Shares. Institutional Shares are offered only to those investors who invest in a Fund through an Intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. Unlike the Investor Shares and the Advisor Shares, the Institutional Shares are not subject to a shareholder service fee. The Advisor Shares are subject to a Rule 12b-1 distribution fee. The Investor Shares and the Institutional Shares are not subject to a Rule 12b-1 distribution fee.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance for the past five fiscal years or since inception, if shorter. Certain information reflects financial results for a single Advisor share of a Fund. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, the Funds’ Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in the CRM Funds’ Annual Report, which is available, without charge, upon request.

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	For the fiscal year ended June 30, 2008	For the Period October 24, 2006(1) through June 30, 2007
LARGE CAP OPPORTUNITY FUND*—Advisor Shares
Net Asset Value—Beginning of Period	$12.70	$11.34

Investment operations:
Net investment income(2)	0.07	0.03
Net realized and unrealized gain (loss) on investments	(1.41)	1.42

Total from investment operations	(1.34)	1.45

Distributions to shareholders:
From net investment income	(0.05)	(0.01)
From net realized gains on investments	(0.73)	(0.08)

Total distributions to shareholders	(0.78)	(0.09)

Net Asset Value—End of Period	$10.58	$12.70

Total Return	(11.03)%	12.89	%(3)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	1.15%	1.21	%(4)
Expenses, excluding reimbursement/waiver	1.82%	2.04	%(4)
Net investment income, including reimbursement/waiver	0.56%	0.42	%(4)
Portfolio turnover rate	128%	119	%(3,5)
Net Assets at the end of period (000’s omitted)	$25	$28
*	Prior to October 26, 2007, CRM Large Cap Opportunity Fund was known as CRM Mid/Large Cap Value Fund.
(1)	Inception of Advisor Share class.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized
(5)	Represents the portfolio turnover rate for the Fund for the period ended June 30, 2007.

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	For the fiscal year ended June 30, 2008	For the Period October 24, 2006(1) through June 30, 2007
ALL CAP VALUE FUND—Advisor Shares
Net Asset Value—Beginning of Period	$11.43	$10.00

Investment operations:
Net investment income(2)	0.03	0.02
Net realized and unrealized gain (loss) on investments	(1.57)	1.43

Total from investment operations	1.54	1.45

Distributions to shareholders:
From net investment income	(0.02)	(0.01)
From net realized gains on investments	(0.22)	(0.01)

Total distributions to shareholders	(0.24)	(0.02)

Net Asset Value—End of Period	$9.65	$11.43

Total Return	(13.55)%	14.45	%(3)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	1.25%	1.25	%(4)
Expenses, excluding reimbursement/waiver	4.28%	6.40	%(4)
Net investment income, including reimbursement/waiver	0.32%	0.21	%(4)
Portfolio turnover rate	90%	54	%(3)
Net Assets at the end of period (000’s omitted)	$25	$29
(1)	Inception of Advisor Share class.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

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THIS PRIVACY POLICY IS BEING DELIVERED WITH THE FUNDS’ PROSPECTUS BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ PROSPECTUS

APPENDIX A

PRIVACY POLICY

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in CRM Small Cap Value Fund, CRM Small/ Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund and CRM 130/30 Value Fund (the “Funds”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refer to the Trust and the Funds. The words “you” and “your” refer to investors and prospective investors in the Funds who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, you will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents will comply with these laws to the extent we are required to do so. In addition, we and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports:

These reports contain performance data and information on the Funds’ holdings and operating results for the Funds’ most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”):

The SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks, and business structure. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Funds may be obtained, free of charge, by (i) visiting the Funds’ website at www.crmfunds.com, (ii) calling the Funds at 800-CRM-2883; and (iii) writing to the CRM Funds, c/o PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-800-CRM-2883.

The investment company registration number is 811-21749.

CRM LARGE CAP OPPORTUNITY FUND

CRM ALL CAP VALUE FUND

CRM Funds

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9812

Providence, RI 02940

800-CRM-2883

www.crmfunds.com